UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  October 7, 2020

CBL & ASSOCIATES PROPERTIES, INC.

CBL & ASSOCIATES LIMITED PARTNERSHIP

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12494	62-1545718
Delaware	333-182515-01	62-1542285
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2030 Hamilton Place Blvd., Suite 500, Chattanooga, TN 37421-6000

(Address of principal executive office, including zip code)

423-855-0001

(Registrant's telephone number, including area code)

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CBL	New York Stock Exchange
7.375% Series D Cumulative Redeemable Preferred Stock, $0.01 par value	CBLprD	New York Stock Exchange
6.625% Series E Cumulative Redeemable Preferred Stock, $0.01 par value	CBLprE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Principal Oﬃcers; Election of Directors; Appointment of Principal Oﬃcers

(d) and (e).  On October 7, 2020, the Board of Directors of CBL & Associates Properties, Inc. (the “Company”) acted unanimously to appoint Mr. Scott D. Vogel as an additional director of the Company, for an initial term expiring at the Company’s 2021 Annual Meeting of Stockholders.  Mr. Vogel has not been appointed to any Committees of the Board of Directors at this time.  Mr. Vogel will be compensated for his services on the Board of Directors through cash payments of $35,000 per month made to Vogel Enterprises, LLC, a limited liability company of which Mr. Vogel is the sole member, in lieu of the Company’s standard cash compensation arrangements for directors.  Mr. Vogel will receive a minimum of six month’s cash compensation ($210,000), unless he voluntarily resigns from the Company’s Board of Directors prior to April 7, 2021.  Mr. Vogel will not receive any of the equity grants normally provided for directors pursuant to the terms of the Company’s 2012 Stock Incentive Plan, as amended.

Mr. Vogel has served as managing member of Vogel Partners, LLC, a private investment and advisory firm, since 2016. Before establishing his own firm, Mr. Vogel served for fourteen years as managing director at Davidson Kempner Capital Management. Mr. Vogel also worked at MPF Investors as well as the investment banking group at Chase Securities. He has served on numerous boards over the course of his career, including Neiman Marcus, Payless Shoes and PetSmart. Mr. Vogel currently serves on the boards of directors of Avaya, Bonanza Creek Energy, Contura Energy and several private companies. He received a bachelor’s degree from Washington University and a Master of Business Administration degree from The Wharton School at the University of Pennsylvania.

There are no arrangements or understandings between Mr. Vogel and any other persons pursuant to which he was selected as director, and Mr. Vogel does not have a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. In connection with his election as director, the Company expects to enter into customary indemnification agreements with Mr. Vogel substantially identical to the Company’s indemnification agreements with each of its other independent directors.

Item 7.01 Regulation FD Disclosure

On October 8, 2020, the Company issued a press release announcing Mr. Vogel’s appointment, a copy of which is furnished hereto as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description
10.4.5	Summary Description of Director Compensation Arrangements for Scott D. Vogel
99.1	Press release issued October 8, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBL & ASSOCIATES PROPERTIES, INC.

/s/ Farzana Khaleel

Farzana Khaleel
Executive Vice President -
Chief Financial Officer and Treasurer

CBL & ASSOCIATES LIMITED PARTNERSHIP

By: CBL HOLDINGS I, INC., its general partner

/s/ Farzana Khaleel

Farzana Khaleel
Executive Vice President -
Chief Financial Officer and Treasurer

Date: October 8, 2020